UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 26, 2009
IMH Secured Loan Fund, LLC
(Exact name of registrant as specified in its charter)

Delaware	000-52611	81-0624254

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4900 N. Scottsdale Rd., Suite 5000
Scottsdale, Arizona	85251

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (480) 840-8400
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On January 26, 2009, IMH Secured Loan Fund, LLC (the “Company”) announced in a letter information concerning, among other things, certain financial information of the Company for the period ended September 30, 2008 and the Manager’s financial outlook for the Company for the next six months. A copy of this letter, including information concerning forward-looking statements and factors that may affect the Company’s future results, is attached as Exhibit 99.1 and is incorporated herein by this reference. This letter is being furnished, not filed, in this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibit.
     (d) Exhibits

Exhibit No.	Description

99.1	Letter, dated January 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 26, 2009	IMH SECURED LOAN FUND, LLC

	By:	Investors Mortgage Holdings, Inc.
	Its:	Manager

	By:	/s/ Shane Albers Shane Albers
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter, dated January 2009